Goodwill	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
Goodwill	Goodwill:
For the purpose of impairment testing, goodwill is allocated to the Corporation’s cash-generating units which represent the lowest level within the Corporation at which the goodwill is monitored for internal management purposes, which is not higher than the Corporation’s operating segments (note 31).
As of December 31, 2023, the aggregate carrying amount of the Corporation’s goodwill is $40,277,000 (2022 - $64,268,000). The impairment of goodwill related to the closure of BMS of $23,991,000 (2022 - $nil) was recorded before the impairment test effective December 31, 2023.
12. Goodwill (cont'd):
The goodwill impairment testing requires a comparison of the carrying value of the asset to the higher of (i) value in use; and (ii) fair value less costs to sell. Value in use is defined as the present value of future cash flows expected to be derived from the asset in its current state. The Corporation’s fair value less costs to sell test is a modified market capitalization assessment, whereby the fair value of the Fuel Cell Products and Services segment is determined by first calculating the value of the Corporation at December 31, 2023 based on the average closing share price in the month of December, adding a reasonable estimated control premium to determine the Corporation’s enterprise value on a controlling basis after adjusting for excess cash balances, deducting the fair value of long-term financial investments, and then deducting the estimated costs to sell to arrive at the fair value of the Fuel Cell Products and Services segment. Based on the fair value less costs to sell test, the Corporation has determined that the fair value of the Fuel Cell Products and Services segment exceeds its carrying value as of December 31, 2023, indicating that no goodwill impairment charge is required for 2023 ($nil in 2022).